EXHIBIT 1

                           JOINT FILING AGREEMENT

     The undersigned hereby agree that the Schedule 13D, dated November 20, 1996, with respect to the shares of common stock, $1.00 par value per share, of First United Bancshares, Inc., is, and any further amendments to such Schedule 13D signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended.

Dated:  December 2, 1996

                    STEPHENS GROUP, INC.

                    By: /s/ David A. Knight
                       ________________________________
                       David A. Knight, Vice President

                    /s/ Jackson T. Stephens
                    ______________________________
                    JACKSON T. STEPHENS

                    WARREN A. STEPHENS TRUST

                    By: /s/ Warren A. Stephens
                       ________________________________
                       Warren A. Stephens, Trustee

                    W.R. STEPHENS, JR. TRUST

                    By: /s/ Vernon J. Giss
                       ________________________________
                       Vernon J. Giss, Trustee

                    By: /s/ Ivory E. Butler, Jr.
                       ________________________________
                       Ivory E. Butler, Jr., Trustee

                    W.R. STEPHENS, JR. REVOCABLE TRUST

                    By: /s/ W.R. Stephens, Jr.
                       __________________________________
                       W.R. Stephens, Jr., Trustee

                    ELIZABETH ANN STEPHENS CAMPBELL
                       REVOCABLE TRUST

                    By: /s/ Elizabeth Ann Stephens Campbell
                       __________________________________
                       Elizabeth Ann Stephens Campbell,
                         Trustee

                    BESS C. STEPHENS TRUST


                    By: /s/ Jackson T. Stephens
                       __________________________________
                       Jackson T. Stephens, Trustee

                    By: /s/ Vernon J. Giss
                       __________________________________
                       Vernon J. Giss, Trustee

                    By: /s/ Bess C. Stephens
                       __________________________________
                       Bess C. Stephens, Trustee